UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): February 23, 2022

Clean Earth Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1883984	87-1431377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (800) 508-1531

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC
Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2022, Clean Earth Acquisitions Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 additional Units purchased pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), of the Company, one right to receive one-tenth of one share of Class A Common Stock, for no additional consideration, upon the consummation of an initial business combination and one-half of one redeemable warrant of the Company, with each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261201) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on November 19, 2021, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated February 23, 2022, by and among the Company and Citigroup Global Markets Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated February 23, 2022, by and between the Company and American Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Rights Agreement, dated February 23, 2022, by and between the Company and American Stock Transfer & Trust Company, as rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

•	A Letter Agreement, dated February 23, 2022 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and Clean Earth Acquisitions Sponsor, LLC, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated February 23, 2022, by and between the Company and American Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated February 23, 2022, by and among the Company, Clean Earth Acquisitions Sponsor, LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated February 23, 2022, by and between the Company and Clean Earth Acquisitions Sponsor, LLC (the “Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	Indemnification Agreements, each dated February 28, 2022, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 890,000 units (the “Private Units”) to Clean Earth Acquisitions Sponsor LLC at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $8,900,000.

The Private Units are identical to the Units sold in the IPO, except that the Private Units (i) do not contain rights, (ii) will be subject to transfer restrictions described in the Letter Agreement, (iii) the private warrants underlying the Private Units will be non-redeemable so long as they are held by the initial holder thereof (or any permitted transferees), and may be exercisable on a cashless basis and (iv) the Private Units and component parts are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after the expiration of the lockup described in clause (ii) and after they are either registered pursuant to the Registration Rights Agreement or qualify for an exemption from registration. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On February 23, 2022, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The net proceeds from the IPO together with certain of the proceeds from the sale of the Private Placement Units, $232,300,000 in the aggregate, was placed in a U.S.-based trust account at J.P. Morgan Chase, N.A. maintained by American Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 15 months (or up to 18 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 15 months (or up to 18 months if the Company extends the period of time to consummate its initial business combination in accordance with the terms described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On February 23, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 28, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 23, 2022, by and among the Registrant and Citigroup Global Markets Inc., as representative of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated February 23, 2022, by and between the Registrant and American Stock Transfer & Trust Company, as warrant agent.
4.2	Rights Agreement, dated February 23, 2022, by and between the Registrant and American Stock Transfer & Trust Company, as rights agent.
10.1	Letter Agreement, dated February 23, 2022, by and among the Registrant, its executive officers, its directors and Clean Earth Acquisitions Sponsor, LLC.
10.2	Investment Management Trust Agreement, dated February 23, 2022, by and between the Registrant and American Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 23, 2022, by and among the Registrant, Clean Earth Acquisitions Sponsor, LLC and the other holders party thereto.
10.4	Private Placement Units Purchase Agreement, dated February 23, 2022, by and between the Registrant and Clean Earth Acquisitions Sponsor, LLC.
10.5	Form of Indemnification Agreement, dated February 23, 2022, by and between the Registrant and each of its officers and directors.
99.1	Press Release, dated February 23, 2022
99.2	Press Release, dated February 28, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

Date:	February 28, 2022	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer